Note 7 - Stockholders' Equity	3 Months Ended	12 Months Ended
	Mar. 31, 2026	Dec. 31, 2025
Disclosure Text Block [Abstract]
Stockholders' Equity

Note 7. Stockholders’ Equity

Warrants

We have 2,060,000 warrants outstanding at March 31, 2026, (December 31, 2025: 2,068,000 warrants) following the conversion of 8,000 warrants during the quarter, each with an exercise price of $8.02. The 2,060,000 warrants outstanding expire in April 2032. The warrants were issued as part of the Klondex acquisition purchase consideration in July 2018. Each warrant entitles the warrant holder to purchase one share of our common stock. We received $64,000 for the 8,000 warrants converted.

At-The-Market ("ATM") Equity Distribution Agreement

Pursuant to an equity distribution agreement dated February 18, 2021, we may offer and sell up to 60 million shares of our common stock from time to time to or through sales agents. Sales of the shares, if any, will be made by means of ordinary brokers transactions or as otherwise agreed between us and the agents as principals. Whether or not we engage in sales from time to time may depend on a variety of factors, including our share price, our cash resources, potential use of proceeds, customary black-out restrictions, and whether we have any material inside information. The agreement can be terminated by us at any time. Any sales of shares under the agreement are registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3. We did not sell any shares under ATM during the three months ended March 31, 2026. Since inception, we have sold 59,802,012 shares under the ATM for total proceeds of $348.5 million, net of commissions and fees of $5.4 million.

Stock-based Compensation Plans

We have stock incentive plans for executives, directors and eligible employees, under which performance stock units, restricted stock units and shares of common stock are granted. For the three months ended March 31, 2026, stock-based compensation expense for restricted stock units and performance-based grants to employees, totaled $2.8 million (2025: $1.9 million). At March 31, 2026, there was $8.1 million of unrecognized stock-based compensation cost which is expected to be recognized over a weighted-average remaining vesting period of 1.4 years.

In connection with the vesting of incentive and share-based compensation, certain employees have in the past, at their election and when permitted by us, chosen to satisfy their minimum tax withholding obligations through net share settlement, pursuant to which we withhold the number of shares necessary to satisfy such withholding obligations and pays the obligations in cash. As a result, in the three months ended March 31, 2026, we withheld 47,134 shares valued at $1.2 million, or $24.63 per share. No shares were withheld during the three months ended March 31, 2025.

Common Stock Dividends

During the first quarter of 2026, our Board of Directors declared and we paid a quarterly dividend of $0.00375 per common share, pursuant to our dividend policy.

Accumulated Other Comprehensive (Loss), Net

The following table lists the beginning balance, quarterly activity and ending balances, net of income and mining tax, of each component of “Accumulated other comprehensive (loss), net” (in thousands):

	Changes in fair value of derivative contracts designated as hedge transactions	Adjustments For Pension Plans	Total Accumulated Other Comprehensive Income (Loss), Net
Balance January 1, 2026	$1,505	$(4,839)	$(3,334)
Other comprehensive loss before reclassification	(1,507)	—	(1,507)
Reclassification from AOCI to sales	(2,310)	—	(2,310)
Reclassification from AOCI to costs applicable to sales	349	—	349
Reclassification from AOCI to fair value adjustments, net	525	—	525
Provision for income taxes	786	—	786
Balance March 31, 2026	$(652)	$(4,839)	$(5,491)

Balance January 1, 2025	$5,994	$(16,260)	$(10,266)
Other comprehensive loss before reclassification	3,688	—	3,688
Reclassification from AOCI to sales	(2,178)	—	(2,178)
Reclassification from AOCI to costs applicable to sales	1,825	—	1,825
Provision for income taxes	(901)	—	(901)
Balance March 31, 2025	$8,428	$(16,260)	$(7,832)

Note 13: Stockholders’ Equity

Authorized Share Capital

At our annual meeting of shareholders on May 21, 2025, our stockholders approved an amendment to our restated certification of incorporation increasing the number of authorized shares of our common stock from 750,000,000 to 1,250,000,000.

Common Stock

Subject to the rights of the holders of any outstanding shares of preferred stock, each share of common stock is entitled to: (i) one vote on all matters presented to the stockholders, with no cumulative voting rights; (ii) receive such dividends as may be declared by the Board of Directors out of funds legally available therefor; and (iii) in the event of our liquidation or dissolution, share ratably in any distribution of our assets.

Dividends

In September 2011 and February 2012, our Board of Directors (“Board”) adopted a common stock dividend policy that had two components: (1) a dividend that links the amount of dividends on our common stock to our average quarterly realized silver price in the preceding quarter, and (2) a minimum annual dividend of $0.01 per share of common stock, in each case, payable quarterly, if and when declared. In September 2020, we amended the dividend policy to (1) reduce the minimum quarterly realized silver price threshold for the first component above from $30 per ounce to $25 per ounce, and (2) increased the minimum annual dividend from $0.01 per share to $0.015 per share. In each of May and September 2021, our Board approved an increase in our silver-linked dividend policy by $0.01 per year, and in September 2021 also approved a reduction in the minimum realized silver price threshold to $20 from $25 per ounce.

In early February 2025, we revised our common stock dividend policy to eliminate the silver-linked component while maintaining the annual common stock dividend, however the declaration and payment of dividends remain in the sole discretion of our Board of Directors, and there can be no assurance it will declare any future dividend.

Total quarterly common stock and preferred stock dividends declared by our Board for the years ended December 31, 2025, 2024 and 2023 amounted to $10.3 million, $25.5 million and $15.7 million respectively. The common stock dividend declared by the Board in the third quarter of 2020 and each subsequent quarter with the exception of the fourth quarter of 2022 has included the silver-linked component, as the realized silver price was above the minimum thresholds applicable to each of those quarters. Prior to 2011, no dividends had been declared on our common stock since 1990.

At-The-Market Equity Distribution Agreement

Pursuant to an equity distribution agreement dated February 18, 2021, we may offer and sell up to 60 million shares of our common stock from time to time to or through sales agents in ATM offerings. Sales of the shares, if any, will be made by means of ordinary brokers transactions or as otherwise agreed between the Company and the agents as principals. Whether or not we engage in sales from time to time may depend on a variety of factors, including share price, our cash resources, customary black-out restrictions, and whether we have any material inside information. The agreement can be terminated by us at any time. Any sales of shares under the equity distribution agreement are registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3. During the year ended December 31, 2025, we sold 35,959,328 shares under the agreement for proceeds of $216.2 million, net of commissions and fees of $3.3 million, which were used to redeem $212 million of our Senior Notes. In total since September 2022 through December 31, 2025, we have sold 59,802,012 shares under the agreement for total proceeds of $348.5 million, net of commissions and fees of $5.4 million.

Common Stock Repurchase Program

In 2012, our Board approved a stock repurchase program under which we are authorized to repurchase up to 20 million shares of our outstanding common stock from time to time in open market or privately negotiated transactions, depending on prevailing market conditions and other factors. The repurchase program may be modified, suspended or discontinued by us at any time. As of December 31, 2025, a total of 934,100 shares have been repurchased under the program, at an average price of $3.99 per share. No shares were purchased under the program during the periods covered by these financial statements.

Preferred Stock

We have 153,956 shares (2024: 157,756 shares) of Series B Preferred Stock (“Preferred Stock”) outstanding which are listed on the New York Stock Exchange. The Preferred Stock ranks senior to our common stock with respect to dividend payments, and amounts due upon liquidation, dissolution or winding up. While the Preferred Stock remains outstanding, we cannot authorize the creation or issuance of any class or series of stock that ranks senior to the Preferred Stock with respect to dividend payments, and amounts due upon liquidation, dissolution or winding up, without the consent of 66 2/3% of the Preferred Stockholders. Preferred Stockholders are entitled to receive, when, as and if declared by our Board, an annual cash dividend of $3.50 per share of Preferred Stock, payable quarterly in arrears. Dividends are cumulative from the date of issuance, regardless of whether we have assets legally available for such payment. Total quarterly preferred stock dividends declared by our Board for the years ended December 31, 2025, 2024 and 2023 amounted to $552,000 per year, respectively. Interest is not payable on any accumulated dividends. The Preferred Stock is redeemable at our option at $50 per share of Preferred Stock, plus any unpaid dividends up to the date of redemption. The Preferred Stock has a liquidation preference of $50 per share of Preferred stock, or $7.7 million, plus an amount per share equal to all dividends undeclared and unpaid thereon to the date of final distribution. Except in limited circumstances, the Preferred Stockholders have no voting rights. Each share of Preferred Stock is convertible, in whole or in part, at the holder’s option into our common stock at a conversion price of $15.55 per common stock. During 2025, 3,541 shares of Preferred Stock were converted into 11,385 shares of our common stock.

Stock Award Plans

We use stock-based compensation plans to aid us in attracting, retaining and motivating our employees, as well as to provide incentives more directly linked to increases in stockholder value. These plans provide for the grant of options to purchase shares of our common stock, the issuance of restricted stock units, performance-based shares and other equity-based awards.

Stock-based compensation expense amounts for restricted stock units, performance based grants and common stock grants (collectively "incentive compensation") to employees, shares granted to the interim CEO (in 2024) and non-employee directors totaled $10.9 million, $8.7 million and $6.6 million for the years ended December 31, 2025, 2024 and 2023, respectively. Over the next twelve months, we expect to recognize $7.4 million in additional compensation expense as outstanding restricted stock units and performance-based shares vest.

Stock Incentive Plan

During 2010, our stockholders voted to approve the adoption of our 2010 Stock Incentive Plan and to reserve up to 20,000,000 shares of common stock for issuance under the plan. In the second quarter of 2019, our stockholders voted to approve an amendment to the plan to restore the number of shares of common stock available for issuance under the 2010 plan to the original 20,000,000 shares (along with other changes). The Board has broad authority under the 2010 plan to fix the terms and conditions of individual agreements with participants, including the duration of the award and any vesting requirements. As of December 31, 2025, there were 7,435,880 shares available for future grant under the 2010 plan.

Directors’ Stock Plan

In 2017, we adopted the amended and restated Hecla Mining Company Stock Plan for Non-Employee Directors (the “Directors’ Stock Plan”), which may be terminated by our Board of Directors at any time. Each non-employee director is credited each year with that number of shares determined by dividing $125,000 by the average closing price for our common stock on the New York Stock Exchange for the prior calendar year. A minimum of 25% of the shares credited each year is held in trust for the benefit of each director until delivered to the director. Each director may elect, prior to the first day of the applicable year, to have a greater percentage contributed to the trust for that year. Delivery of the shares from the trust occurs upon the earliest of: (1) death or disability; (2) retirement; (3) a cessation of the director’s service for any other reason; (4) a change in control; or (5) at the election of the director at any time, provided, however, that shares must be held in the trust for at least two years prior to delivery. During 2025, 2024, and 2023, 165,025, 150,387, and 125,063 shares, respectively, were credited to the non-employee directors. During 2025, 2024, and 2023, $1.0 million, $0.8 million, and $0.7 million, respectively, was charged to general and administrative expense associated with the shares issued to the non-employee directors. During 2025, one director retired and 246,673 shares were distributed to him. At December 31, 2025, there were 1,874,764 available for grant in the future under the plan.

Restricted Stock Units

Unvested restricted stock units ("RSU") activity granted by the Board to employees are summarized as follows:

	Shares	Weighted Average Grant Date Fair Value per Share
Unvested, January 1, 2023	1,796,115	$4.23
Granted	1,316,120	$5.05
Canceled	(336,060)	$4.90
Vested	(918,927)	$5.05
Unvested, December 31, 2023	1,857,248	$4.28
Granted	1,538,407	$5.17
Canceled	(130,450)	$5.00
Vested	(908,132)	$4.45
Unvested, December 31, 2024	2,357,073	$4.76
Granted	2,052,542	$5.86
Canceled	(245,736)	$5.29
Vested	(1,150,382)	$4.75
Unvested, December 31, 2025	3,013,497	$5.47

Unvested RSUs will be forfeited by participants upon termination of employment in advance of vesting, with the exception of termination due to retirement if certain criteria are met. At December 31, 2025, there was unrecognized compensation expense of $10.2 million related to unvested RSUs to be recognized over a weighted average period of 1.6 years. The fair value of RSUs that vested during 2025, 2024 and 2023 was $5.5 million, $4.7 million and $4.6 million, respectively.

Performance-Based Shares

We periodically grant performance-based share awards ("PSUs") to certain senior employees. The value of the PSUs (if any) is based on the ranking of the market performance of our common stock relative to the performance of the common stock of a group of peer companies over a three-year measurement period. The number of shares to be issued (if any) is based on the value of the PSUs divided by the share price at grant date. The compensation cost is measured using a Monte Carlo simulation to estimate their value at grant date, and the expense related to the performance-based awards (if any) will be recognized on a straight-line basis over the thirty months following that date of the PSUs.

Unvested PSUs activity granted by the Board to eligible employees are summarized as follows:

	Shares	Weighted Average Grant Date Fair Value per Share
Unvested, January 1, 2023	599,858	$5.54
Granted	336,096	$3.54
Canceled	(109,727)	$5.30
Vested (1)	(205,425)	$8.17
Unvested, December 31, 2023	620,802	$3.63
Granted	542,770	$3.32
Forfeited (2)	(290,950)	$3.78
Unvested, December 31, 2024	872,622	$3.39
Granted	840,205	$0.06
Vested (1)	(354,861)	$3.32
Cancelled	(62,223)	$1.22
Unvested, December 31, 2025	1,295,743	$1.34

(1) Vested on December 31 and distributed in February of the following year

Unvested PSUs will be forfeited by participants upon termination of employment in advance of vesting. At December 31, 2025, there was unrecognized compensation expense of $0.9 million related to unvested PSUs to be recognized over a weighted average period of 1.6 years. The fair value of PSUs that vested on December 31, 2025 and 2023, and were distributed in February 2026 and 2024 was $6.8 million and $0.7 million, respectively.

In connection with the vesting of RSUs, PSUs and other stock grants, employees have in the past, at their election and when permitted by us, chosen to satisfy their tax withholding obligations through net share settlement, pursuant to which we withhold the number of shares necessary to satisfy such withholding obligations and pay the obligations in cash. Pursuant to such net settlements, in 2025, we withheld 151,976 shares valued at approximately $0.9 million, or $5.82 per share, in 2024, we withheld 277,966 shares valued at approximately $1.2 million, or $4.31 per share, and in 2023, we withheld 404,514 shares valued at approximately $2.0 million, or $5.03 per share.

Warrants

We have 2,068,000 warrants outstanding at December 31, 2025 and 2024, each with an exercise price of $8.02 which expire in April 2032. The warrants were issued as part of the Klondex acquisition purchase consideration in July 2018. Each warrant entitles the warrant holder to purchase one share of our common stock.

During 2024, the warrant holder of 2,068,000 warrants with an exercise price of $1.57 and an expiration date of February 2029, exercised all their warrants by means of a cashless exercise whereby 1,488,050 shares were issued.